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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated May 1, 1998 included in BMC Software, Inc.'s Form 10-K/A for the year ended March 31, 1998 and to all references to our Firm included in this registration statement.


/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP

Houston, Texas
March 29, 1999